UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐    Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐    Definitive Proxy Statement

☒    Definitive Additional Materials

☐    Soliciting Material Pursuant to § 240.14a-12

PHILLIPS EDISON & COMPANY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee paid previously with preliminary materials.

☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

PHILLIPS EDISON & COMPANY, INC.

2023 Annual Meeting of Stockholders
Vote by May 8, 2023
11:59 PM Eastern Time

PHILLIPS EDISON & COMPANY

11501 NORTHLAKE DRIVE
CINCINNATI, OH 45249

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You invested in PHILLIPS EDISON & COMPANY, INC. and it's time to vote!

You have the right to vote on proposals being presented at our 2023 Annual Meeting of Stockholders ("Annual Meeting") to be held on May 9, 2023 at 11 AM ET. **This is an important notice regarding the availability of proxy materials for the Annual Meeting.**

Get informed before you vote

View the Notice and Proxy Statement and 2022 Form 10-K online OR you can receive a paper or email copy of the proxy materials at no cost by requesting such prior to April 25, 2023. If you would like to request a paper or email copy of the proxy material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the proxy materials.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 9, 2023
11 AM ET

Virtually at:
www.virtualshareholdermeeting.com/PECO2023

*Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 1a. Jeffrey S. Edison	For
1b. Leslie T. Chao	For
1c. Elizabeth O. Fischer	For
1d. Stephen R. Quazzo	For
1e. Jane E. Silfen	For
1f. John A. Strong	For
1g. Gregory S. Wood	For
2. Approve a non-binding, advisory resolution on executive compensation as more fully described in the proxy statement for the annual meeting.	For
3. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2023.	For

NOTE: The proxies are authorized to vote in their discretion on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

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